[MATRIX FUND LOGO]


                               MATRIX GROWTH FUND

                           MATRIX EMERGING GROWTH FUND











                                  ANNUAL REPORT

                                DECEMBER 31, 1999

Dear Matrix Shareholders,

     Following erratic but generally positive action for most of 1999, stock prices closed out the year with quite a flourish. During the fourth quarter the S&P 500 produced about two thirds of its 21.0% gain for the year, while the Russell 2000 picked up more than three quarters of its 21.3% rise in the closing quarter. For the year the Matrix Growth and Emerging Growth Funds gained 16.0% and 29.6%, respectively.

     In many ways the past year was no less remarkable than the preceding years of this still vigorous bull market. In several particular aspects, however, 1999 was absolutely one of a kind. While the major stock indexes recorded solid gains, a bit more than half of the stocks populating the S&P 500 experienced a loss for the year. And among the 200 largest technology companies in the market as measured by capitalization at year end, 57 of these issues became public companies during the year. Investors clearly had a much stronger appetite for companies newly arrived on the scene than for the classic growth companies which had carried the bull market to this point.

     Such high optimism was encouraged by a practically perfect economic environment. Producer and consumer prices were essentially stable, while the increased money supply provided by the world's central banks to offset financial problems in late 1998 had a very stimulative effect. In the U.S., a rapidly rising Federal budget surplus is allowing much of this liquidity to be directed to capital investment in the private sector which has a powerful multiplier effect on economic growth.

     Working against these economic and stock market themes were the pronouncements and actions by the policy makers at the Federal Reserve Board (the "Fed"). While giving due respect to the increasing productivity and efficiency of the U.S. economy, the governors of the Fed simply don't believe the current pace of economic expansion can be sustained without inflation again becoming a problem.

     At mid-year the Fed began to actively raise rates and reduce system liquidity and this process continues as we begin the year 2000. One ramification of this was the worst performance by the U.S. bond market in recent memory, and such circumstances present investors with a vexing dilemma. Everyone knows one should run with a bull market and not "fight the tape", while it is equally known that successive rate increases from the Federal Reserve always produces "three steps and a stumble".

     We believe this contradiction will be resolved in the same way the market discriminated among stocks in 1999: companies with good earnings growth will perform relatively better than companies with poor earnings growth. And we doubt very much that the market will continue to be so extremely optimistic about companies which have no earnings. We believe it will come about that traditional valuation and other measures used to evaluate stocks will return to more normal efficacy.

         In the near future we believe the small and mid-capitalization issues are likely to have the edge on earnings growth. The fabulous 1999 performance of emerging Growth Fund holdings like JDS Uniphase (up 830%) and Applied Micro Circuits (up 535%) will not likely be repeated, but the factors which motivated such gains are still in place. We expect the potential 25% earnings growth rate for emerging growth stocks to be about twice the rate of growth for issues in the S&P 500.

         Such conditions have caused the managers of large capitalization growth funds to be unusually aggressive in pursuing companies with high earnings growth, which likely explains the large technology weightings of most mutual funds at present. For the present this sector is where the earnings are.

         It is a certainty that persistent tightening moves by the Fed will ultimately have a restraining effect, and it is also likely that at some point investors will have raised even the best growing companies to excessive market valuations and some combination of these factors will precipitate some long delayed rotation to alternate stock groups. This will be a healthy development for the continuation of this bull market.

         We would not rule out that such rotation could happen in dramatic fashion. The volatility of all markets is highly elevated at present and market action (similar to the third quarter of 1998) can be literally spectacular. By focusing on the best quality and best performing companies, we believe that both Matrix Growth and Matrix Emerging Growth should endure any such market disturbances with minimum difficulty.

Sincerely,

SENA-WELLER-ROHS-WILLIAMS-INC

                               MATRIX GROWTH FUND
                       Value of $10,000 vs S&P 500 Index


                           Average Annual Total Return
                         Period Ended December 31, 1999
                         ------------------------------
   1 Year                           16.04%
   5 Year                           22.32%
   10 Year                          14.37%

                  Qtr               Fund                S&P
                  ---               ----                ---
                5/14/86            $10,000            $10,000
                6/30/86            $10,000            $10,573
               12/31/86            $10,000            $10,387
                6/30/87            $11,880            $13,237
               12/31/87            $10,080            $10,930
                6/30/88            $10,394            $12,356
               12/31/88             $9,878            $12,744
                6/30/89            $11,655            $14,833
               12/31/89            $13,443            $16,778
                6/30/90            $13,900            $17,315
               12/31/90            $12,837            $16,292
                6/30/91            $14,792            $18,612
               12/31/91            $17,224            $21,253
                6/30/92            $16,044            $21,091
               12/31/92            $18,085            $22,882
                6/30/93            $18,921            $23,967
               12/31/93            $19,757            $25,181
                6/30/94            $18,409            $24,302
               12/31/94            $18,804            $25,502
                6/30/95            $21,111            $30,652
               12/31/95            $23,226            $35,073
                6/30/96            $25,974            $38,596
               12/31/96            $27,391            $43,137
                6/30/97            $32,110            $51,996
               12/31/97            $36,859            $57,521
                6/30/98            $42,475            $67,662
                9/30/98            $37,630            $60,949
               12/31/98            $44,392            $73,956
               12/31/99            $51,512            $85,274

Past performance is not predictive of future performance.

The S&P 500 is a broad market-weighted average of U.S. blue-chip companies. The S&P 500 is unmanaged and returns include reinvested dividends.

                           MATRIX EMERGING GROWTH FUND
              Value of $10,000 vs S&P 500 and Russell 2000 Indexes



                                     Average Annual Total Return
                                   Period Ended December 31, 1999
                                   ------------------------------
   1 Year                                      29.58%
   Since Inception (4/4/95)                    17.01%

                 Qtr              Fund          S&P          Russell
                 ---              ----          ---          -------
                4/4/95           10,000        10,000         10,000
               6/30/95          $10,790       $10,853        $10,913
               9/30/95          $12,350       $11,715        $11,991
              12/31/95          $12,980       $12,419        $12,251
               3/31/96          $13,900       $13,088        $12,876
               6/30/96          $14,490       $13,666        $13,520
               9/30/96          $14,060       $14,094        $13,566
              12/31/96          $14,339       $15,274        $14,272
               3/31/97          $12,789       $15,679        $13,534
               6/30/97          $15,779       $18,411        $15,728
               9/30/97          $18,669       $19,792        $18,069
              12/31/97          $16,718       $20,367        $17,464
               3/31/98          $19,461       $23,206        $19,045
               6/30/98          $18,376       $23,958        $18,324
               9/30/98          $14,087       $21,581        $14,633
              12/31/98          $16,262       $26,186        $17,019
               3/31/99          $15,024       $27,481        $16,096
               6/30/99          $15,450       $29,421        $18,599
               9/30/99          $15,096       $27,582        $17,423
              12/31/99          $21,072       $31,687        $20,636

Past performance is not predictive of future performance.

The Russell 2000 Index is formed by taking the 3,000 largest U.S. companies and then eliminating the largest 1,000 leaving a good small company index. The S&P 500 is a broad market-weighted average of U.S. blue-chip companies. The indicies are unmanaged and returns include reinvested dividends.

                               MATRIX GROWTH FUND


SCHEDULE OF INVESTMENTS AT DECEMBER 31, 1999
--------------------------------------------------------------------------------
  Shares  COMMON STOCKS: 94.6%                                         Value
--------------------------------------------------------------------------------

          CONGLOMERATES:  9.4%
   8,000  General Electric Company                                  $ 1,238,000
                                                                    -----------
          CONSUMER CYCLICAL:  3.0%
  10,000  McDonald's Corp                                               403,125
                                                                    -----------
          CONSUMER NON-CYCLICAL:  10.7%
  14,000  Colgate-Palmolive Company                                     910,000
  12,000  Schering-Plough Corp                                          506,250
                                                                    -----------
                                                                      1,416,250
                                                                    -----------
          COMPUTERS AND SOFTWARE:  8.7%
   5,000  BMC Software, Inc.*                                           399,687
   5,000  Dell Computer Corp.*                                          255,000
   6,000  Intel Corp                                                    493,875
                                                                    -----------
                                                                      1,148,562
                                                                    -----------
          ENERGY:  14.9%
   4,000  BP Amoco Plc                                                  237,250
  20,000  Enron Corp                                                    887,500
  10,561  Exxon Mobil Corporation                                       850,821
                                                                    -----------
                                                                      1,975,571
                                                                    -----------
          FINANCIAL:  5.0%
   4,000  American Express Company                                      665,000
                                                                    -----------
          INSURANCE:  3.3%
   4,000  American International Group, Inc                             432,500
                                                                    -----------
          INTERNET CONTENT:  3.3%
   4,000  At Home Corp.*                                                171,500
   6,000  USWEB Corp.*                                                  266,625
                                                                    -----------
                                                                        438,125
                                                                    -----------
          MEDICAL - DRUGS:  6.7%
  12,000  Biomet, Inc                                                   480,000
   5,000  Warner-Lambert Company                                        409,688
                                                                    -----------
                                                                        889,688
                                                                    -----------

See accompanying Notes to Financial Statements.

                               MATRIX GROWTH FUND

--------------------------------------------------------------------------------
  Shares                                                                Value
--------------------------------------------------------------------------------

          TECHNOLOGY:  8.8%
  16,400  Automatic Data Processing                                 $   883,550
   5,000  Honeywell International, Inc                                  288,437
                                                                    -----------
                                                                      1,171,987
                                                                    -----------
          TELECOMMUNICATIONS:  20.8%
   7,000  Lucent Technologies, Inc                                      523,687
  12,000  MCI WorldCom, Inc.*                                           636,750
  17,108  SBC Communications, Inc                                       834,015
   6,500  Tellabs, Inc.*                                                417,219
   8,000  Qwest Communications*                                         344,000
                                                                    -----------
                                                                      2,755,671
                                                                    -----------

          Total Common Stocks (cost $5,172,808)                      12,534,479
                                                                    -----------
Principal
 Amount     REPURCHASE AGREEMENT:  5.6%
--------------------------------------------------------------------------------

$748,000  Firstar Bank Repurchase Agreement, 1.00%,
           dated 12/31/99, due 1/3/00, collateralized
           by $787,297 GNMA, 6.00% - 7.00%, due 9/15/08 -
           4/15/09 (proceeds $748,062) (cost $748,000)                  748,000
                                                                    -----------

          Total Investment in Securities (cost
           $5,920,808+): 100.2%                                      13,282,479
          Liabilities in excess of Other Assets: (0.2)%                 (31,368)
                                                                    -----------
          Total Net Assets:  100.0%                                 $13,251,111
                                                                    ===========

* Non-income producing security.

+ At December 31,1999, the cost of investments for federal income tax purposes was the same as for financial reporting purposes. Gross unrealized appreciation and depreciation of securities were as follows:

          Gross unrealized appreciation                             $ 7,420,702
          Gross unrealized depreciation                                 (59,031)
                                                                    -----------
                Net unrealized appreciation                         $ 7,361,671
                                                                    ===========

See accompanying Notes to Financial Statements.

                               MATRIX GROWTH FUND


STATEMENT OF ASSETS AND LIABILITIES AT DECEMBER 31, 1999
--------------------------------------------------------------------------------

ASSETS
 Investments in securities, at value (cost $5,920,808) ........      $13,282,479
 Cash .........................................................              606
 Receivables:
   Dividends and interest .....................................            4,736
   Fund shares sold ...........................................            6,777
 Prepaid expenses and other assets ............................            2,188
                                                                     -----------
      Total assets ............................................       13,296,786
                                                                     -----------

LIABILITIES
 Payable for Fund shares redeemed .............................            5,424
 Advisory fees ................................................            8,186
 Distribution fees ............................................            8,020
 Accrued expenses .............................................           24,045
                                                                     -----------
      Total liabilities .......................................           45,675
                                                                     -----------

NET ASSETS ....................................................      $13,251,111
                                                                     ===========
 NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  ($13,251,111/790,392 shares outstanding; unlimited
  number of shares authorized without par value) ..............      $     16.77
                                                                     ===========
COMPONENTS OF NET ASSETS
  Paid-in capital .............................................      $ 5,682,666
  Accumulated net realized gain on investments ................          206,774
  Net unrealized appreciation on investments ..................        7,361,671
                                                                     -----------
      Net assets ..............................................      $13,251,111
                                                                     ===========

See accompanying Notes to Financial Statements.

                               MATRIX GROWTH FUND


STATEMENT OF OPERATIONS - FOR THE YEAR ENDED DECEMBER 31, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME
  Income
    Dividends ..................................................    $   128,164
    Interest ...................................................         33,403
                                                                    -----------
       Total income ............................................        161,567
                                                                    -----------
  Expenses
    Advisory fees ..............................................        115,056
    Distribution fees ..........................................         31,960
    Administration fees ........................................         30,000
    Fund accounting fees .......................................         20,066
    Audit fees .................................................         14,497
    Transfer agent fees ........................................         11,189
    Custody fees ...............................................          9,199
    Trustee fees ...............................................          5,343
    Amortization of deferred organization costs ................          4,984
    Legal fees .................................................          4,324
    Reports to shareholders ....................................          3,004
    Registration fees ..........................................          1,310
    Insurance ..................................................            454
    Miscellaneous ..............................................          2,468
                                                                    -----------
       Total expenses ..........................................        253,854
       Less: expenses reimbursed ...............................        (30,134)
                                                                    -----------
       Net expenses ............................................        223,720
                                                                    -----------
         NET INVESTMENT LOSS ...................................        (62,153)
                                                                    -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on investments .............................      3,819,403
  Net change in unrealized appreciation on investments .........     (1,840,676)
                                                                    -----------
       Net realized and unrealized gain on investments .........      1,978,727
                                                                    -----------
         NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ..    $ 1,916,574
                                                                    ===========

See accompanying Notes to Financial Statements.

                               MATRIX GROWTH FUND


STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                      Year Ended           Year Ended
                                                                  December 31, 1999     December 31, 1998
                                                                  -----------------     -----------------
INCREASE IN NET ASSETS FROM:
OPERATIONS
  Net investment loss ........................................     $    (62,153)          $    (49,739)
  Net realized gain on investments ...........................        3,819,403              1,156,986
  Net change in unrealized appreciation on investments........       (1,840,676)             1,233,028
                                                                   ------------           ------------
      NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS....        1,916,574              2,340,275
                                                                   ------------           ------------
DISTRIBUTION TO SHAREHOLDERS
  From net realized gain .....................................       (3,722,309)            (1,309,143)
                                                                   ------------           ------------
CAPITAL SHARE TRANSACTIONS
  Net increase (decrease) in net assets derived from
   net change in outstanding shares (a) ......................        1,511,376                (53,812)
                                                                   ------------           ------------

      TOTAL INCREASE (DECREASE) IN NET ASSETS ................         (294,359)               977,320

NET ASSETS
  Beginning of year ..........................................       13,545,470             12,568,150
                                                                   ------------           ------------
  END OF YEAR ................................................     $ 13,251,111           $ 13,545,470
                                                                   ============           ============

(a) A summary of capital share transactions is as follows:

                                                                 Year Ended                 Year Ended
                                                              December 31, 1999          December 31, 1998
                                                          -----------------------     -----------------------
                                                           Shares         Value        Shares         Value
Shares sold ..........................................     16,166     $   333,555     18,675      $   375,201
Shares issued in reinvestment of distributions .......    221,930       3,668,495     64,225        1,203,586
Shares redeemed ......................................   (120,105)     (2,490,674)   (84,711)      (1,632,599)
                                                         --------     -----------    -------      -----------
Net increase (decrease) ..............................    117,991     $ 1,511,376     (1,811)     $   (53,812)
                                                         ========     ===========    =======      ===========

See accompanying Notes to Financial Statements.

                               MATRIX GROWTH FUND


FINANCIAL HIGHLIGHTS
FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT EACH YEAR
--------------------------------------------------------------------------------

                                                                Year Ended December 31,
                                               ------------------------------------------------------
                                                1999        1998        1997        1996        1995
                                               ------      ------      ------      ------      ------
Net asset value, beginning of year .....       $20.14      $18.64      $15.09      $14.96      $13.45
                                               ------      ------      ------      ------      ------
Income from investment operations:
 Net investment income (loss) ..........        (0.08)      (0.07)      (0.06)      (0.01)       0.10
 Net realized and unrealized gain
  on investments .......................         2.97        3.72        5.24        2.69        3.06
                                               ------      ------      ------      ------      ------
Total from investment operations .......         2.89        3.65        5.18        2.68        3.16
                                               ------      ------      ------      ------      ------
Less distributions:
 From net investment income ............           --          --          --          --       (0.10)
 From net realized gain ................        (6.26)      (2.15)      (1.63)      (2.55)      (1.55)
                                               ------      ------      ------      ------      ------
Total distributions ....................        (6.26)      (2.15)      (1.63)      (2.55)      (1.65)
                                               ------      ------      ------      ------      ------

Net asset value, end of year ...........       $16.77      $20.14      $18.64      $15.09      $14.96
                                               ======      ======      ======      ======      ======

Total return ...........................        16.04%      20.44%      34.57%      17.93%      23.52%

Ratios/supplemental data:
Net assets, end of year (millions) .....       $ 13.3      $ 13.5      $ 12.6      $ 12.1      $ 12.3

Ratio of expenses to average net assets:
 Before expenses waived and reimbursed .         1.98%       2.00%       1.98%       1.99%       1.76%
 After expenses waived and reimbursed ..         1.75%       1.75%       1.75%       1.75%       1.75%

Ratio of net investment income (loss) to
 average net assets:
 Before expenses waived and reimbursed .        (0.72)%     (0.63)%     (0.57)%     (0.33)%      0.47%
 After expenses waived and reimbursed ..        (0.49)%     (0.38)%     (0.34)%     (0.08)%      0.48%

Portfolio turnover rate ................           49%          1%         --          --          27%

See accompanying Notes to Financial Statements.

                           MATRIX EMERGING GROWTH FUND


SCHEDULE OF INVESTMENTS AT DECEMBER 31, 1999
--------------------------------------------------------------------------------
Shares  COMMON STOCKS: 99.6%                                            Value
--------------------------------------------------------------------------------

        ADVERTISING SERVICES:  2.4%
1,500   Modem Media Poppe Tyson, Inc.*                               $  105,563
3,500   Snyder Communications, Inc.*                                     67,375
                                                                     ----------
                                                                        172,938
                                                                     ----------
        BROADCASTING RADIO/TV:  4.0%
1,800   Citadel Communications Corp.*                                   116,775
2,000   Radio Unica Corp.*                                               57,750
2,300   Young Broadcasting Corp., Class A*                              117,300
                                                                     ----------
                                                                        291,825
                                                                     ----------
        BUSINESS SERVICES:  4.3%
3,000   HNC Software, Inc.*                                             317,250
                                                                     ----------
        CABLE COMMUNICATIONS:  0.8%
2,000   Insight Communications Co.*                                      59,249
                                                                     ----------
        CHEMICALS:  2.2%
3,000   Cambrex Corp                                                    103,312
1,700   OM Group, Inc                                                    58,544
                                                                     ----------
                                                                        161,856
                                                                     ----------
        COMMERCIAL SERVICES:  2.5%
3,575   NOVA Corp.*                                                     112,836
3,000   Pre-Paid Legal Services, Inc.*                                   72,000
                                                                     ----------
                                                                        184,836
                                                                     ----------
        COMPUTERS AND SOFTWARE:  23.1%
3,375   Advent Software, Inc.*                                          217,477
1,700   BindView Development Corp.*                                      84,469
3,500   Cisco Systems, Inc.*                                            374,937
2,500   Comverse Technology, Inc.*                                      361,875
5,887   Oracle Corp.*                                                   659,712
                                                                     ----------
                                                                      1,698,470
                                                                     ----------
        CONSULTING SERVICES:  1.0%
2,500   Professional Detailing, Inc.*                                    74,844
                                                                     ----------

See accompanying Notes to Financial Statements.

                           MATRIX EMERGING GROWTH FUND

--------------------------------------------------------------------------------
  Shares                                                                Value
--------------------------------------------------------------------------------

        DAY CARE:  1.0%
4,000   Bright Horizons Family Solutions, Inc.*                      $   75,000
                                                                     ----------
        EDUCATIONAL SOFTWARE:  1.8%
4,000   CBT Group Public Ltd.*                                          134,000
                                                                     ----------
        ELECTRONICS:  10.9%
3,000   Applied Micro Circuits Corp.*                                   381,750
1,000   Broadcom Corp., Class A*                                        272,375
2,000   Chartered Semiconductor*                                        146,000
                                                                     ----------
                                                                        800,125
                                                                     ----------
        FINANCIAL SERVICES:  1.7%
3,500   Freedom Securities Corp                                          39,375
1,866   Radian Group, Inc                                                89,102
                                                                     ----------
                                                                        128,477
                                                                     ----------
        HEALTH PRODUCTS/CARE:  0.9%
1,200   United Healthcare Corp                                           63,750
                                                                     ----------
        INDUSTRIALS:  0.8%
4,500   Res-Care, Inc.*                                                  57,375
                                                                     ----------
        INTERNET CONTENT:  4.6%
1,500   Covad Communications Group*                                      83,906
1,800   Deltathree.com, Inc.*                                            46,350
1,500   Digex, Inc.*                                                    103,125
5,000   Rainmaker Systems, Inc.*                                        101,250
                                                                     ----------
                                                                        334,631
                                                                     ----------
        MEDICAL SERVICE AND SUPPLIES:  3.0%
3,500   Express Scripts, Inc., Class A*                                 224,000
                                                                     ----------
        MEDICAL SUPPLIES:  2.2%
3,500   Guidant Corp                                                    164,500
                                                                     ----------

See accompanying Notes to Financial Statements.

                           MATRIX EMERGING GROWTH FUND

--------------------------------------------------------------------------------
  Shares                                                                Value
--------------------------------------------------------------------------------

        OIL AND GAS PRODUCERS:  2.4%
7,000   Comstock Resources, Inc.*                                    $   19,688
4,500   Cross Timbers Oil Company                                        40,781
5,000   Ocean Energy, Inc.*                                              38,750
6,000   R&B Falcon Corp.*                                                79,500
                                                                     ----------
                                                                        178,719
                                                                     ----------
        OTHER RETAIL:  1.6%
3,125   99 Cents Only Stores*                                           119,531
                                                                     ----------
        PHARMACEUTICALS:  4.9%
4,600   Elan Corp. Plc*                                                 135,700
2,600   Transkaryotic Therapies, Inc.*                                  100,100
3,478   Watson Pharmaceuticals, Inc.*                                   124,556
                                                                     ----------
                                                                        360,356
                                                                     ----------
        SCHOOLS:  1.1%
2,000   Apollo Group, Inc.*                                              40,125
3,000   Sylvan Learning Systems, Inc.*                                   39,000
                                                                     ----------
                                                                         79,125
                                                                     ----------
        TELECOMMUNICATIONS:  21.2%
2,700   Global Crossing Ltd.*                                           135,000
2,200   ITC DeltaCom, Inc.*                                              60,775
4,400   JDS Uniphase Corp.*                                             709,775
3,750   MCI WorldCom, Inc.*                                             198,984
1,500   Metromedia Fiber Network*                                        71,906
1,800   Netro Corp.*                                                     91,800
3,000   RSL Communications, Ltd.*                                        51,375
1,000   Teligent, Inc.*                                                  61,750
1,500   Terayon Communications Systems*                                  94,219
1,500   Tut Systems, Inc.*                                               80,438
                                                                     ----------
                                                                      1,556,022
                                                                     ----------

See accompanying Notes to Financial Statements.

                           MATRIX EMERGING GROWTH FUND

--------------------------------------------------------------------------------
  Shares                                                                Value
--------------------------------------------------------------------------------

        TRAVEL SERVICES:  1.2%
2,800   Galileo International, Inc                                     $ 83,825
                                                                     ----------

        Total Common Stocks (cost $2,910,741)                         7,320,704
                                                                     ----------

        Total Investments in Securities (cost $2,910,741+): 99.6%     7,320,704
        Other Assets less Liabilities:  0.4%                             28,377
                                                                     ----------
        Total Net Assets: 100.0%                                     $7,349,081
                                                                     ==========

* Non-income producing security.

+ At December 31, 1999, the cost of investments for federal income tax purposes was the same as for financial reporting purposes. Gross unrealized appreciation and depreciation of securities were as follows:

        Gross unrealized appreciation                                $4,703,679
        Gross unrealized depreciation                                  (293,716)
                                                                     ----------
                Net unrealized appreciation                          $4,409,963
                                                                     ==========

See accompanying Notes to Financial Statements.

                           MATRIX EMERGING GROWTH FUND


STATEMENT OF ASSETS AND LIABILITIES AT DECEMBER 31, 1999
--------------------------------------------------------------------------------

ASSETS
  Investments in securities, at value (cost $2,910,741) ........    $ 7,320,704
  Cash .........................................................         62,677
  Receivables:
    Fund shares sold ...........................................            713
    Dividends and interest .....................................             45
  Deferred organization costs ..................................          1,778
                                                                    -----------
      Total assets .............................................      7,385,917
                                                                    -----------

LIABILITIES
  Distribution fees ............................................          7,357
  Advisory fees ................................................          3,338
  Accrued expenses .............................................         26,141
                                                                    -----------
      Total liabilities ........................................         36,836
                                                                    -----------

NET ASSETS .....................................................    $ 7,349,081
                                                                    ===========
  NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
   ($7,349,081/363,090 shares outstanding; unlimited
   number of shares authorized without par value) ..............    $     20.24
                                                                    ===========
COMPONENTS OF NET ASSETS
  Paid-in capital ..............................................    $ 3,654,823
  Accumulated net realized loss on investments .................       (715,705)
  Net unrealized appreciation on investments ...................      4,409,963
                                                                    -----------
      Net assets ...............................................    $ 7,349,081
                                                                    ===========

See accompanying Notes to Financial Statements.

                           MATRIX EMERGING GROWTH FUND


STATEMENT OF OPERATIONS - FOR THE YEAR ENDED DECEMBER 31, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME
  Income
    Interest ...................................................    $     6,342
    Dividends ..................................................          4,004
                                                                    -----------
      Total income .............................................         10,346
                                                                    -----------
  Expenses
    Advisory fees ..............................................         54,784
    Administration fees ........................................         30,000
    Fund accounting fees .......................................         18,629
    Distribution fees ..........................................         15,218
    Audit fees .................................................         14,397
    Transfer agent fees ........................................         10,850
    Custody fees ...............................................          7,683
    Amortization of deferred organization costs ................          6,001
    Reports to shareholders ....................................          5,517
    Trustee fees ...............................................          4,224
    Legal fees .................................................          3,971
    Insurance ..................................................            510
    Registration fees ..........................................            423
    Miscellaneous ..............................................          2,015
                                                                    -----------
      Total expenses ...........................................        174,222
      Less: expenses waived and reimbursed .....................        (52,252)
                                                                    -----------
      Net expenses .............................................        121,970
                                                                    -----------
            NET INVESTMENT LOSS ................................       (111,624)
                                                                    -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized loss on investments .............................       (434,762)
  Net change in unrealized appreciation on investments .........      2,131,981
                                                                    -----------
      Net realized and unrealized gain on investments ..........      1,697,219
                                                                    -----------
        NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...    $ 1,585,595
                                                                    ===========

See accompanying Notes to Financial Statements.

                           MATRIX EMERGING GROWTH FUND


STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                Year Ended            Year Ended
                                                             December 31, 1999     December 31, 1998
                                                             -----------------     -----------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
 Net investment loss ................................          $  (111,624)          $  (114,307)
 Net realized loss on investments ...................             (434,762)             (195,449)
 Net change in unrealized appreciation on investments            2,131,981                58,539
                                                               -----------           -----------
      NET INCREASE (DECREASE) IN NET ASSETS RESULTING
       FROM OPERATIONS ..............................            1,585,595              (251,217)
                                                               -----------           -----------
DISTRIBUTION TO SHAREHOLDERS
 From net realized gain .............................                   --              (103,792)
                                                               -----------           -----------
CAPITAL SHARE TRANSACTIONS
 Net increase (decrease) in net assets derived from
  net change in outstanding shares (a) ..............           (1,061,294)              215,079
                                                               -----------           -----------
      TOTAL INCREASE (DECREASE) IN NET ASSETS .......              524,301              (139,930)

NET ASSETS
 Beginning of year ..................................            6,824,780             6,964,710
                                                               -----------           -----------
 END OF YEAR ........................................          $ 7,349,081           $ 6,824,780
                                                               ===========           ===========


(a) A summary of capital share transactions is as follows:

                                                                Year Ended               Year Ended
                                                             December 31, 1999        December 31, 1998
                                                         -----------------------    ----------------------
                                                          Shares         Value       Shares        Value
                                                          ------         -----       ------        -----
Shares sold .........................................     32,530     $   498,112     59,862     $1,031,630
Shares issued in reinvestment of distribution .......         --              --      3,755         53,016
Shares redeemed .....................................   (106,356)     (1,559,406)   (53,153)      (869,567)
                                                        --------     -----------    -------     ----------
Net increase (decrease) .............................    (73,826)    $(1,061,294)    10,464     $  215,079
                                                        ========     ===========    =======     ==========

See accompanying Notes to Financial Statements.

                           MATRIX EMERGING GROWTH FUND

FINANCIAL HIGHLIGHTS
FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------

                                                              Year Ended December 31,                April 4, 1995*
                                                    -------------------------------------------         through
                                                    1999           1998        1997        1996     December 31,1995
                                                    ----           ----        ----        ----     ----------------
Net asset value, beginning of period........       $15.62         $16.33      $14.24      $12.98         $10.00
                                                   ------         ------      ------      ------         ------
Income from investment operations:
 Net investment loss .......................        (0.31)         (0.26)      (0.21)      (0.18)         (0.03)
 Net realized and unrealized gain
  (loss) on investments.....................         4.93          (0.21)       2.56        1.54           3.01
                                                   ------         ------      ------      ------         ------
Total from investment operations ...........         4.62          (0.47)       2.35        1.36           2.98
                                                   ------         ------      ------      ------         ------
Less distributions:
 From net realized gain ....................           --          (0.24)      (0.26)      (0.10)            --
                                                   ------         ------      ------      ------         ------

Net asset value, end of period .............       $20.24         $15.62      $16.33      $14.24         $12.98
                                                   ======         ======      ======      ======         ======

Total return ...............................        29.58%         (2.72)%     16.58%      10.47%         29.80%

Ratios/supplemental data:
Net assets, end of period (millions)........       $  7.3         $  6.8      $  7.0      $  5.7         $  4.3

Ratio of expenses to average net assets:
 Before expenses waived and reimbursed .....         2.86%          2.70%       2.71%       3.13%          3.43%+
 After expenses waived and reimbursed ......         2.00%          2.00%       2.00%       2.00%          2.00%+

Ratio of net investment loss to average
 net assets:
 Before expenses waived and reimbursed .....        (2.69)%        (2.29)%     (2.19)%     (2.53)%        (1.87)%+
 After expenses waived and reimbursed ......        (1.83)%        (1.59)%     (1.48)%     (1.40)%        (0.43)%+

Portfolio turnover rate ....................           25%            25%         41%         30%            10%

* Commencement of operations.
+ Annualized.

See accompanying Notes to Financial Statements.

                               MATRIX GROWTH FUND
                           MATRIX EMERGING GROWTH FUND


NOTES TO FINANCIAL STATEMENTS AT DECEMBER 31, 1999
--------------------------------------------------------------------------------

NOTE 1 - ORGANIZATION

     The Matrix Growth Fund and the Matrix Emerging Growth Fund (the "Funds") are each a series of shares of beneficial interest of Professionally Managed Portfolios (the "Trust") which is registered under the Investment Company Act of 1940 (the "1940 Act") as a diversified, open-end management investment company. The Funds began operations on May 14, 1986 and April 4, 1995, respectively. Prior to January 1, 1995, Matrix Growth Fund was a series of the Gateway Trust, a family of four no-load, diversified mutual funds. The investment objectives of the Funds are long-term growth of capital and long-term capital appreciation, respectively.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with generally accepted accounting principles.

     A. SECURITY VALUATION. Investments in securities traded on a national securities exchange or Nasdaq are valued at the last reported sales price at the close of regular trading on the last business day of the reporting period; securities traded on an exchange or Nasdaq for which there have been no sales and other over-the-counter securities are valued at the last reported bid price. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees. Short-term investments are stated at cost, which when combined with accrued interest, approximates market value.

     B. FEDERAL INCOME TAXES. The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to their shareholders. Therefore, no federal income tax provision is required. At December 31, 1999, Matrix Emerging Growth had a capital loss carryforward available to offset future gains of $633,725 which expires in 2007.

     C. SECURITY TRANSACTIONS, DIVIDEND INCOME AND DISTRIBUTIONS. Security transactions are accounted for on the trade date. The cost of securities sold is determined on a first-in, first-out basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

     D. DEFERRED ORGANIZATION COSTS. The costs incurred by the Funds with respect to adopting their current management and trust agreements, and initial organization for Matrix Emerging Growth, have been deferred and are being amortized using the straight-line method over a period of five years commencing January 1, 1995 for Matrix Growth and April 4, 1995 for Matrix Emerging Growth.

     E. USE OF ESTIMATES. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

                               MATRIX GROWTH FUND
                           MATRIX EMERGING GROWTH FUND


NOTES TO FINANCIAL STATEMENTS AT DECEMBER 31, 1999, CONTINUED
--------------------------------------------------------------------------------

NOTE 3 - COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

     Sena, Weller, Rohs, Williams, Inc. (the "Advisor") provided the Funds with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space and certain administrative services and most of the personnel needed by the Funds. As compensation for its services, the Advisor receives a monthly fee at the annual rate of 0.90% based upon the average daily net assets of the Funds up to $50 million per Fund, 0.70% of the next $50 million and 0.60% of all such assets over $100 million. For the year ended December 31, 1999, the advisory fees incurred were $115,056 for Matrix Growth and $54,784 for Matrix Emerging Growth.

     The Advisor has agreed to reduce fees payable to it by the Funds and reimburse other expenses to the extent necessary to limit the Funds' aggregate annual operating expenses, excluding brokerage commissions and other portfolio transaction expenses, interest, taxes, capital expenditures and extraordinary expenses, to 1.75% and 2.00% of average daily net assets for the Matrix Growth and the Matrix Emerging Growth, respectively, through December 31, 2000. During the year ended December 31, 1999 the Advisor reimbursed the Funds for expenses in excess of their limits in the amounts of $30,134 for Matrix Growth and $52,252 for Matrix Emerging Growth.

     The Funds are responsible for their own operating expenses. The Advisor may reduce its fees or make reimbursement to the Funds at any time in order to reduce the Funds' expenses. Any such reductions made by the Advisor are subject to reimbursement by the Funds provided the Funds are able to effect such reimbursement and remain in compliance with any expense limitations then in effect. At December 31, 1999, the aggregate amount of the Funds' unreimbursed expenses were $121,999 and $239,244 for Matrix Growth and Matrix Emerging Growth Funds, respectively, of which, $32,156, $59,709 and $30,134 are recoupable by December 31, 2000, December 31, 2001 and December 31, 2002, respectively, for the Matrix Growth Fund and $91,241, $95,751 and $52,252 are recoupable by December 31, 2000, December 31, 2001 and December 31, 2002, respectively, for the Matrix Emerging Growth Fund.

     Investment Company Administration L.L.C. (the "Administrator") acts as the Funds' administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the trustees; monitors the activities of the Funds' custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Funds' expense accruals. For its services, the Administrator receives a monthly fee from each Fund at the following annual rate:

     Under $15 million             $30,000
     $15 to $50 million            0.20% of average daily net assets
     $50 to $100 million           0.15% of average daily net assets
     $100 to $150 million          0.10% of average daily net assets
     Over $150 million             0.05% of average daily net assets

     For the year ended December 31, 1999, Matrix Growth Fund and Matrix Emerging Growth Fund each incurred $30,000 in administration fees.

                               MATRIX GROWTH FUND
                           MATRIX EMERGING GROWTH FUND


NOTES TO FINANCIAL STATEMENTS AT DECEMBER 31, 1999, CONTINUED
--------------------------------------------------------------------------------

     Reynolds DeWitt Securities Company (the "Distributor") acts as the Funds' principal underwriter in a continuous public offering of the Funds' shares. The Distributor is an affiliate of the Advisor.

     Certain officers and trustees of the Trust are also officers and/or directors of the Administrator.

NOTE 4 - DISTRIBUTION PLAN

     The Funds have adopted a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the 1940 Act. The Plan provides that the Funds will pay a fee to the Advisor as Distribution Coordinator at an annual rate of up to 0.25% of the average daily net assets of the Funds. The fee is paid to the Advisor as reimbursement for, or in anticipation of, expenses incurred for distribution-related activity. For the year ended December 31, 1999, the Matrix Growth Fund and the Matrix Emerging Growth Fund incurred distribution fees of $31,960 and $15,218, respectively.

NOTE 5 - PURCHASES AND SALES OF SECURITIES

     The cost of purchases and the proceeds from sales of securities, other than short-term investments, were $5,699,782 and $7,639,316, respectively, for the Matrix Growth Fund and $1,486,028 and $2,170,113, respectively, for the Matrix Emerging Growth Fund.

NOTE 6 - RETURN OF CAPITAL STATEMENT OF POSITION

     The Fund accounts and reports for distributions to shareholders in accordance with the American Institute of Certified Public Accountant's Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital and Return of Capital Distributions by Investment Companies. Paid-in capital, accumulated net investment loss and accumulated net realized gain (loss) have been adjusted for permanent book-tax differences. For the year ended December 31, 1999, the Matrix Growth Fund decreased paid-in capital, accumulated net investment loss and increased accumulated net realized gain by $65,670, $62,153 and $3,517, respectively. For the year ended December 31, 1999, the Matrix Emerging Growth Fund decreased paid-in capital, accumulated net investment loss and accumulated net realized loss by $113,823, $111,624 and $2,199, respectively.

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


To the Shareholders and Board of Trustees
Professionally Managed Portfolios

We have audited the accompanying statement of assets and liabilities of the Matrix Growth Fund and of the Matrix Emerging Growth Fund, each a series of shares of the Professionally Managed Portfolios, including the schedules of investments as of December 31, 1999, and the related statements of operations for the year then ended, changes in net assets for each of the two years in the period then ended and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian. Our audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion the 1999 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Matrix Growth Fund and Matrix Emerging Growth Fund as of December 31, 1999, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for the periods indicated thereon, in conformity with generally accepted accounting principles.

                              TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
January 28, 2000

                                     ADVISOR
                         Sena Weller Rohs Williams, Inc.
                                 300 Main Street
                             Cincinnati, Ohio 45202
                                 (513) 621-2875
                                 (800) 877-3344

                                        +

                                   DISTRIBUTOR
                       Reynolds DeWitt Securities Company
                  a division of Sena Weller Rohs Williams, Inc.
                                 300 Main Street
                             Cincinnati, Ohio 45202
                                 (513) 621-2875
                                 (800) 877-3344

                                        +

                                    CUSTODIAN
                     Firstar Institutional Custody Services
                                425 Walnut Street
                             Cincinnati, Ohio 45202

                                        +

                                 TRANSFER AGENT
                             ICA Fund Services Corp.
                      4455 East Camelback Road, Suite E261
                             Phoenix, Arizona 85018

                                        +

                                    AUDITORS
                              Tait, Weller & Baker
                         8 Penn Center Plaza, Suite 800
                        Philadelphia, Pennsylvania 19103

                                        +

                                  LEGAL COUNSEL
                      Paul, Hastings, Janofsky & Walker LLP
                        345 California Street, 29th Floor
                         San Francisco, California 94104


This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.